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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2000

                         CHASE CREDIT CARD MASTER TRUST
          (formerly known as "Chemical Master Credit Card Trust I")

     ------------------------------------------------------------------------
                             (Issuer of Securities)

                         CHASE MANHATTAN BANK USA, N.A.
                             (Sponsor of the Trust)
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         United States                 333-74303               22-2382028
   ---------------------------   ------------------------- -------------------
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
   of incorporation)                                        Identification No.)


                 802 Delaware Avenue, Wilmington, Delaware        19801
            -----------------------------------------------     ---------
            (Address of principal executive offices)            (Zip Code)

  Registrant's telephone number, including area code:  (302) 575-5050



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 Item 5.  Other Events:

         On May 1, 2000, the Trust added to its portfolio the credit card receivables in a group of 556,564 accounts, respectively, with a total outstanding principal amount of $893,184,370.96. The total outstanding principal amount of receivables in the trust portfolio after the addition was $20,957,581,407.34. The management of Chase USA believes that the addition of the new receivables will have no material effect on the Trust or the asset backed certificates of the Trust.

         A copy of the executed Assignments adding to the portfolio is being filed as Exhibit 10.1 to this current report on Form 8-K.


              Exhibit               Description
             ----------           ---------------

               10.1 Assignment No. 14 of Receivables in Additional Accounts, dated May 1, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 Dated: May 15, 1999

                                                     The Chase Manhattan Bank,
                                                     as Servicer


                                                     By:  /s/ Patrick Margey
                                                     --------------------------
                                                     Name:    Patrick Margey
                                                     Title:   Vice President


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                                            INDEX TO EXHIBITS
                                            -----------------

 Exhibit No.                                Description
 -----------                                ------------
 10.1                                       Assignment No. 14 of Receivables
                                            on Additional Accounts, dated May 1,
                                            2000.